SECTION 16

POWER OF ATTORNEY

 I, James M. Outlaw, Jr., do hereby constitute and appoint

Granville

Tate, Jr. and F.

Joseph Rein, Jr., or either of them, as my true and lawful attorney-in-

fact, acting singly and

with full power of substitution, to do any and all acts and things and execute and file any

and all instruments for me and in my name and on my behalf as a director,

officer and/or

shareholder of TRUSTMARK CORPORATION (the "Company") which said attorneys, or

either of them, may deem necessary or advisable to enable me to comply with my

obligations under Section 16(a) of the Securities Exchange Act of 1934 and the rules and

regulations of the SEC thereunder (collectively, "Section 16(a)"),

including, without

limitation, authority to (i) prepare, execute in my name and on my behalf, and submit to the

U.S. Securities and Exchange Commission (the "SEC") a Form ID, including any necessary

amendments thereto, and any other documents necessary or appropriate to obtain codes and

passwords enabling me to make electronic filings with the SEC of reports required by

Section 16(a), (ii) prepare, execute and file any and all reports or statements of beneficial

ownership or changes in beneficial ownership of securities of the Company that the

undersigned (in the undersigned's individual capacity or in any other capacity) may be

required to file pursuant to Section 16(a), including any report or statement on Form 3,

Form 4 or Form 5, or any amendment to any such report or statement; (iii)

prepare, execute

and file any report or notice required under Rule 144 under the

Securities Act of 1933, or

any amendment thereto, and (iv) prepare, execute and file any and all other forms,

instruments or documents, including any necessary amendments thereto, as such attorneys

or attorney otherwise deems necessary or advisable to enable me to comply with Section

16(a).

 I do hereby ratify and confirm all acts my said attorney shall do or cause to be

done by virtue hereof.  I acknowledge that the foregoing attorneys-in-

fact, serving in such

capacity at my request, is not assuming, nor is the Company assuming, any of my

responsibilities to comply with Section 16(a).

 This power of attorney shall remain in full force and effect until it is revoked by

the undersigned in a signed writing delivered to said attorney-in-fact or the undersigned is

no longer required to comply with Section 16(a), whichever occurs first.

 WITNESS the execution hereof this 27th day of December, 2017.

  Trustmark Corporation

  /s/ James M. Outlaw, Jr.

  James M. Outlaw, Jr.